UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 24, 2008
MAKEMUSIC, INC.
(Exact name of registrant as specified in its charter)
Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192	41-1716250
(Commission File Number)	(IRS Employer
Identification No.)
7615 Golden Triangle Drive, Suite M
Eden Prairie, Minnesota 55344-3848
(Address of Principal Executive Offices) (Zip Code)
(952) 937-9611
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On November 24, 2008, the Board of Directors (the “Board”) of MakeMusic, Inc. (the “Company”) accepted the resignation of John Paulson from his positions as co-Chief Executive Officer and a member of the Board. The Board has approved retaining Mr. Paulson as a consultant to the Company through July 7, 2009 for an aggregate fee of $50,000. While the parties are negotiating the terms of a final separation agreement, the Board has approved the following material terms subject to the receipt of a release of claims from Mr. Paulson:
•	Mr. Paulson will receive a separation payment beginning in July 2009 in the aggregate amount of approximately $183,000;

•	the vesting of most of Mr. Paulson’s options will be accelerated and the expiration of his options will be extended such that Mr. Paulson will be eligible to exercise options to purchase an aggregate of 148,800 shares until December 31, 2009 and an additional 89,700 shares until July 6, 2010, at exercise prices ranging from $2.27 to $10.20 per share; and

•	Mr. Paulson will also be entitled to receive accrued paid time off and any bonuses that may accrue during the year ending December 31, 2008.
On November 24, 2008, the Board of Directors of the Company unanimously approved the appointment of Ronald B. Raup to the position of Chief Executive Officer. Mr. Raup has served as the Company’s Co-Chief Executive Officer since December 10, 2007. He has been a member of the Board of Directors since September 2004 and was appointed as Chief Marketing Officer of the Company in September 2005. In October 2006, Mr. Raup was appointed President and Chief Operating Officer. Mr. Raup had previously served as the Company’s President and Chief Operating Officer from 1995 until 1999. Prior to re-joining the Company, Mr. Raup served as Vice President of Brook Mays Music Company from 1999 until 2005.
Mr. Raup’s employment agreement will remain in place, with such increases to annual base salary and eligibility for incentive payments as previously disclosed in the Company’s Definitive Revised Proxy Statement on Schedule 14A filed April 8, 2008 under the heading “Executive Compensation.” Mr. Raup’s employment agreement and the first amendment thereto were filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed March 1, 2007 and Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 7, 2008, respectively, and are incorporated herein by reference.
A copy of the press release announcing Mr. Paulson’s resignation and Mr. Raup’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
          (a) Financial statements: None.
          (b) Pro forma financial information: None.

          (c) Shell company transactions: None.
          (d) Exhibits:
99.1	Press release dated November 24, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 26, 2008

MAKEMUSIC, INC.
/s/ Karen VanDerBosch
Karen VanDerBosch
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
November 24, 2008	0-26192
MakeMusic, Inc.

EXHIBIT NO.	ITEM

99.1	Press release dated November 24, 2008

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